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                                                                 EXHIBIT 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
              (CHAPTER 63, TITLE 18 U.S.C. SECTION 1350(A) AND (B))


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. Section 1350(a) and (b)), each of the undersigned hereby certifies in his capacity as an officer of TriMas Corporation (the "Company") that the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company at the end of and for the periods covered by such Report.

Date:  August 14, 2003     /s/ Todd R. Peters
                           ------------------
                           Todd R. Peters
                           Executive Vice President and Chief Financial Officer
                           (Chief Accounting Officer and Authorized Signatory)


Date:  August 14, 2003     /s/ Grant H. Beard
                           ------------------
                           Grant H. Beard
                           Chief Executive Officer